STOCK PURCHASE AGREEMENT


      THIS STOCK PURCHASE AGREEMENT, made and entered into this 3rd day of June, 1994 by and among Custom Management Corporation, a Pennsylvania corporation ("Seller"), and Joe B. Byrum ("Purchaser").


                               WITNESSETH:

      WHEREAS, Seller owns approximately 35% of the outstanding shares of the common stock, $.01 par value per share, of Morrison-Crothall Support Services, Inc., a Delaware corporation ("Crothall"); and

      WHEREAS, Seller desires to sell such shares to Purchaser and Purchaser desires to purchase such shares on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


                                ARTICLE 1
                               DEFINITIONS

      The following terms used in this Agreement shall have the meaning set forth below:

      Section 1.1The "Act" shall mean the Securities Act of 1933, as amended.

      Section 1.2"Amendment to License Agreement" shall mean that certain Amendment to License Agreement in the form of Exhibit A.

      Section 1.3"Amendment to Stockholders Restrictive Transfer Agreement" shall mean that certain Amendment to Stockholders Restrictive Transfer Agreement in the form of Exhibit B.

      Section 1.4"Amendment to Stockholders Voting Agreement" shall mean that certain Amendment to Stockholders Voting Agreement in the form of Exhibit C.

      Section 1.5"Closing" shall have the meaning set forth in Section 3.1 herein.

      Section 1.6"Common Stock" shall mean the outstanding shares of voting common stock, one cent ($.01) par value, of Crothall.

      Section 1.7"Consent" shall mean the consent of the stockholders of Crothall to the transfer of the Shares to Byrum in the form of Exhibit D.

      Section 1.8"Guarantee" shall mean that certain Guarantee in the form of Exhibit E.

      Section 1.9"License Agreement" shall mean that certain License Agreement dated October 1, 1991 between Morrison and Crothall.

      Section 1.10 "Loan Agreement" shall mean that certain Loan and Security Agreement dated October 1, 1991 between Seller and Crothall.

      Section 1.11 "Morrison" shall mean Morrison Restaurants Inc. (formerly Morrison Incorporated)

      Section 1.12 "Note" shall mean the Note in the form attached hereto as Exhibit F.

      Section 1.13 "Option Agreement" shall mean that certain Option Agreement in the form of Exhibit G.

      Section 1.14 "Options" shall mean those certain options granted to Morrison to purchase 500 shares of common stock of Crothall at a price of $600 per share, which options are exercisable at any time after October 1, 1997.

      Section 1.15 "Service and Earnout Agreement" shall mean that certain Service and Earnout Agreement dated October 1, 1991 between Seller and Crothall.

      Section 1.16 "Shares" shall mean the three thousand nine hundred and seventeen (3,917) shares of Common Stock owned by Seller.

      Section 1.17 "Stock Pledge Agreement" shall mean that certain Stock Pledge Agreement in the form of Exhibit H.

      Section 1.18 "Stockholders Restrictive Transfer Agreement" shall mean that certain Stockholders Restrictive Transfer Agreement dated October 1, 1991 between Seller, Graeme Crothall, Sunnycrest, Inc., Stephen Barnett, Christopher Coyne, Edward MacGrath, Gregory Coyne, Lyndon Taylor, John Gianotti, Michael Bailey, Scott Davenport and Crothall.

      Section 1.19 "Stockholder Voting Rights Agreement" shall mean that certain Stockholder Voting Rights Agreement between Seller, Graeme Crothall, Sunnycrest, Inc., Stephen Barnett, Christopher Coyne, Edward MacGrath, Gregory Coyne, Lyndon Taylor, John Gianotti, Michael Bailey, and Scott Davenport.

      Section 1.20 "Termination of Service and Earnout Agreement" shall mean that certain Termination of Service and Earnout Agreement in the form of
Exhibit I.

      Section 1.21 "Waiver and Amendment" shall mean that certain Waiver and Amendment to the Loan Agreement in the form of Exhibit J.


                                ARTICLE 2
                       PURCHASE AND SALE OF SHARES

      Section 2.1Purchase and Sale of Shares. At the Closing, subject to the terms and conditions herein set forth, Seller shall sell to Purchaser and Purchaser shall purchase from Seller the Shares and the Options. Seller shall transfer all of its right, title and interest in and to the Shares and the Options to Purchaser free and clear of any lien, security interest, or other encumbrance of any nature and free of any claim by any person or entity to or against the Shares or the Options, subject, however, in the case of the Options, to the terms of the Stockholders Restrictive Transfer Agreement.

      Section 2.2Purchase Price. The purchase price for the Shares shall be Four Hundred Thousand Dollars ($400,000.00).

      Section 2.3Payment of Purchase Price. As payment for the Shares, Purchaser shall execute and deliver the Note at Closing to Seller.


                                ARTICLE 3
                                 CLOSING

      Section 3.1Closing. The Closing shall take place at 10:00 a.m., local time, on the date hereof, at the offices of Seller in Mobile, Alabama.

      Section 3.2Items To Be Delivered by Seller. At the Closing and subject to the terms and conditions contained herein, Seller shall deliver to Purchaser the following executed by Seller:

            (a) stock certificates evidencing the Shares, together with a stock power duly endorsed by Seller;

            (b)  the Waiver and Amendment to the Loan Agreement;

            (c)  the Amendment to the Stockholders Voting Agreement;

            (d) the Amendment to the Stockholders Restrictive Transfer Agreement; and

            (e)  the Option Agreement.

All of the above-mentioned documents shall be in form and substance satisfactory to Purchaser and his counsel.

      Section 3.3Items to be Delivered by Purchaser. At the Closing and subject to the terms and conditions contained herein, Purchaser shall deliver to Seller the following, executed by Purchaser:

            (a)  the Note;

            (b)  the Guarantee;

            (c) the Stock Pledge Agreement together with stock certificates (for the Shares and 11,157 shares of Morrison stock) and stock powers endorsed in blank;

            (d)  the Amendment to the Stockholders Voting Agreement; and

            (e)  the Option Agreement.

All of the above-mentioned documents shall be in form and substance satisfactory to Seller and its counsel.

      Section 3.4Additional Documents. It shall be a condition to Seller's obligation to close that Seller or Morrison shall have received the following documents, executed by Crothall:

            (a)  the Amendment to License Agreement;

            (b)  the Waiver and Amendment to the Loan Agreement; and

            (c)  the Termination of the Service and Earnout Agreement;

and the following documents, executed by all other parties thereto:

            (a)  the Amendment to Stockholders Restrictive Transfer
      Agreement;

            (b)  the Amendment to the Stockholders Voting Agreement; and

            (c)  the Consent.

      Section 3.5Post Closing Deliveries. Purchaser shall cause the Loan Note to be executed by Crothall and delivered to Seller within _2_ weeks of the Closing, which shall reflect all accounts receivable, royalties or other obligations owed by Crothall to Seller under the Loan Agreement as of June 4, 1994.


                                ARTICLE 4
                REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller hereby represents and warrants to Purchaser as follows:

      Section 4.1Ownership of Shares. Seller is the sole record and beneficial owner of all of the issued and outstanding Shares, and it has good and valid title to such Shares free and clear of any lien, security interest or encumbrance of any nature and free of any claim by any person to or against such Shares. Seller has the full right, power and authority to sell, assign, transfer and carry the Shares to Purchaser as provided herein.

      Section 4.2Authorization, Validity and Enforceability. This Agreement has been duly authorized by all necessary corporate action of Seller. This Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement will not violate or result in default under any provision of any material commitment, agreement or instrument to which the Seller is a party or by which the Seller is bound and will not contravene any law, rule or regulation of any administrative agency or governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental agency applicable to the Seller.

      Section 4.3Litigation. There are no proceedings pending or threatened, and there is no order, writ, judgment or decree affecting the Seller which, if adversely determined, would have a material adverse effect on the transactions contemplated hereby.


                                ARTICLE 5
               REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Purchaser hereby represents and warrants to Seller as follows:

      Section 5.1Validity and Enforceability. This Agreement, constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement will not violate or result in default under any provisions of any material commitment, agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound, and will not contravene any law, rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental agency applicable to Purchaser.

      Section 5.2Litigation. There are no proceedings pending or threatened, and there is no order, writ, judgment or decree affecting the Purchaser, which, if adversely determined, would have a material adverse effect on the transactions contemplated hereby.

      Section 5.3Shares for Investment. Purchaser is receiving the Shares delivered pursuant to this Agreement for investment purposes for his own account, and not with the view to or in connection with any distribution thereof.

      Section 5.4Registration of Shares. Purchaser understands and agrees that transfer of the Shares has not been registered under the Act or any other securities statute or regulation of any state of the United States, or with any agency regulating the sale of securities of any state, or any other federal or state authority, nor has any official charged with the administration of federal or any state securities laws reviewed this Agreement or passed on or endorsed the merits of the transactions contemplated by this Agreement. Purchaser understands and agrees that the Shares are being delivered to Purchaser pursuant to the exemptions contained in the Act and applicable state law exemptions.

      Section 5.5Transfer of Shares. Purchaser understands and agrees that it may not sell, assign or otherwise transfer any Shares unless those Shares are registered under the Act and applicable state securities laws, or exemptions from such registration requirements are available or such requirements are not applicable. Purchaser also agrees not to transfer any Shares unless, in the opinion of counsel to Purchaser reasonably acceptable to Seller, such exemptions from registration are available and the transfer otherwise complies with all applicable laws.

      Section 5.6Investigation. Purchaser has been afforded access to all business and financial information and records of Crothall, the opportunity to ask questions of, and receive answers from, the officers and other employees of Crothall relating to all aspects of Crothall and their business, and otherwise to obtain from Crothall any and all information necessary to verify the accuracy of any and all information with respect to Crothall. Purchaser has relied solely on information obtained by it from such investigation, and has not relied on information received by it from any other source (including Seller), in making the investment represented by the purchase of Shares under this Agreement. Purchaser has not looked to Seller for or received from Seller any information in making such investment.

      Section 5.7Accredited Investor. Purchaser represents and warrants that he is an "accredited investor", as that term is defined in Rule 501(a) under the Act and that he has such knowledge and experience in financial matters making him capable of evaluating the merits and risks of the purchase of Shares upon the terms of this Agreement.

      Section 5.8Market for Shares. Purchaser understands and agrees that there is no public market for the Shares and that the Shares represent an illiquid unresolvement that must be held for an indefinite period.


                                ARTICLE 6
                              MISCELLANEOUS

      Section 6.1Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the sale and delivery of the Shares pursuant hereto. The foregoing provisions with regard to the survival of the warranties and representations of the parties in this Agreement is meant only to establish the period of time within which a claim for breach of such warranties and representations may be brought, and is not intended to extend the applicability of such warranties and representations to events or circumstances which may occur after the Closing date.

      Section 6.2Expenses. Each party hereto shall pay its own expenses in connection with the transactions contemplated hereby.

      Section 6.3Notices. All notices, requests, consents, or other communication hereunder shall be in writing and shall be delivered personally or by courier or mailed by first class registered or certified mail, postage prepaid, as follows:

If to Seller:                Custom Management Corporation
                       c/o Morrison Restaurants Inc.
                       4721 Morrison Drive
                       Mobile, Alabama 36609
                       (205) 344-3000
                       Attention: Pfilip G. Hunt, Esq.

with a required copy to:     Powell, Goldstein, Frazer & Murphy
                       Sixteenth Floor
                       191 Peachtree Street, N.E.
                       Atlanta, Georgia  30303
                       (404) 572-6600
                       Attention: Thomas R. McNeill

If to Purchaser:       Joe B. Byrum
                       4272 Bit & Spur Road #33
                       Mobile, Alabama  36608
                       (   )

with a required copy to:



                       (   )


      Section 6.4Captions and Section Headings. As used herein, captions and section headings are for convenience only and are not a part of this Agreement and shall not be used in construing it.

      Section 6.5Entire Agreement. This Agreement and the other documents delivered pursuant hereto and thereto, or incorporated by reference herein, contain the entire agreement between the parties hereto concerning the transactions contemplated herein and supersede all prior agreements or understandings between the parties hereto relating to the subject matter hereof.

      Section 6.6Additional Documents. The parties hereto will, at any time after the date hereof, sign, execute and deliver, or cause others so to do, all such powers of attorney, deeds, assignments, documents and instruments and do or cause to be done all such other acts and deeds as may be necessary or proper to carry out the transactions contemplated by this Agreement.

      Section 6.7Amendment. This Agreement may be amended, supplemented or interpreted at any time, but only by a written agreement executed by the parties hereto.

      Section 6.8Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      Section 6.9Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

      Section 6.10 Governing Law. This Agreement shall be governed by the laws of the State of Alabama.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  SELLER:

                                  CUSTOM MANAGEMENT CORPORATION

                                  /s/ J. Russell Mothershed

                                  By: J. Russell Mothershed

                                  Its: Senior Vice President Finance



                                  PURCHASER:


                                  /s/ Joe B. Byrum
                                  Joe B. Byrum
22680629


                             PROMISSORY NOTE


$400,000.00                                                 June 3, 1994


      FOR VALUE RECEIVED, the undersigned, Joe B. Byrum ("Maker"), promises to pay to the order of Custom Management Corporation, a Pennsylvania corporation (herein, along with each subsequent holder of this Note, referred to as the "Holder"), the principal sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00), with interest on the outstanding principal balance of this Note from the date hereof until fully paid at a simple interest rate of eight percent (8%) per annum, as hereinafter provided.

      This Note shall be paid as follows:

            (a) On the first anniversary of this Note, Maker shall pay to Holder all interest accrued during the prior year on the outstanding principal balance of this Note; and

            (b) At the end of the first quarter following the first anniversary of this Note, and at the end of each subsequent quarter, Maker shall pay to Holder an amount equal to fifty thousand dollars ($50,000.00), plus all interest accrued on the outstanding principal balance of this Note at such time, until this Note has been paid in full.

      Should any installment of principal or interest not be paid when due, the Holder shall have the right to declare the unpaid principal of and interest on this Note to be forthwith due and payable. Any payment of principal or interest which is not paid when due shall bear interest until paid at a simple interest rate equal to twelve percent (12%) per annum; provided, however, that delinquent installments of interest shall not bear interest if and to the extent prohibited by applicable law.

      The principal hereof and interest hereon shall be payable in lawful money of the United States of America, at the Holder's principal office in Mobile, Alabama, or at such other place as the Holder hereof may designate in writing to Maker. The Maker may prepay this Note in full or in part at any time without notice, penalty, prepayment fee, or payment of unearned interest. All payments hereunder received from Maker by the Holder shall be applied first to interest to the extent then accrued and then to principal, in inverse order of maturity.

      This Note has been delivered pursuant to that certain Stock Purchase Agreement between Maker and Holder of even date herewith and is secured by a Stock Pledge Agreement of even date herewith executed by Maker in favor of the Holder and Morrison Restaurants Inc. and granting a security interest in certain capital stock of Morrison Restaurants Inc., a Delaware corporation, and of Morrison Crothall Support Services, Inc., a Delaware corporation, owned by Maker.

      All parties liable for the payment of this Note agree to pay the Holder hereof reasonable attorneys' fees for the services of counsel employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, or otherwise, and to indemnify and hold the Holder harmless against liability for the payment of state intangible, documentary and recording taxes, and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

      In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Maker or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless Maker shall notify the Holder, in writing, that Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that Maker not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Maker under applicable law.

      The remedies of the Holder as provided herein and in any other documents governing or securing repayment hereof shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

      No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy, or recourse, shall be effective unless set forth in a written document executed by the Holder, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

      Maker and all sureties, endorsers, and guarantors of this Note hereby
(a) waive demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit, and diligence in collecting this Note, or in enforcing any of its rights under any guaranties securing the repayment hereof; (b) agree to any substitution, addition, or release of any collateral or any party or person primarily or secondarily liable hereon; (c) agree that the Holder shall not be required first to institute any suit, or to exhaust his/her, their, or its remedies against Maker or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent, or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Holder or any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

      Maker and all endorsers or other parties to this Note severally waive, each for himself/herself and family, to the maximum extent permitted by applicable law, any and all homestead and exemption rights which any of them or the family of any of them may have under or by virtue of the Constitution or laws of the United States of America or of any state as against this Note, any renewal hereof, or any indebtedness represented hereby.

      Whenever used in this Note, the words "Maker" and "Holder" shall be deemed to include Maker and the Holder named in the opening paragraph of this Note, and their respective heirs, executors, administrators, legal representatives, successors, and assigns. It is expressly understood and agreed that the Holder shall never be construed for any purpose as a partner, joint venturer, co-principal, or associate of Maker, or of any person or party claiming by, through, or under Maker in the conduct of their respective businesses.

      Time is of the essence of this Note.

      This Note shall be construed and enforced in accordance with the laws of the State of Alabama.

      The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

      All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.


      IN WITNESS WHEREOF, the undersigned Maker has executed this instrument under seal as of the day and year first above written.

                                        MAKER:


                                        /s/ Joe B. Byrum          (SEAL)
                                        Joe B. Byrum
22680627


                                GUARANTEE


      THIS GUARANTEE is entered into this 3rd day of June, 1994, by Joe B. Byrum (the "Guarantor") in favor of Morrison Restaurants Inc., a Delaware corporation ("Morrison") and its wholly-owned subsidiary, Custom Management Corporation, a Pennsylvania corporation ("CMC").


                          W I T N E S S E T H:


      WHEREAS, CMC and the Guarantor have entered into that certain Stock Purchase Agreement dated the date hereof (the "Agreement") for the sale of three thousand nine hundred and seventeen (3,917) shares of common stock of Morrison Crothall Support Services, Inc. ("Crothall");

      WHEREAS, as a condition to the Agreement, Crothall executed and delivered to CMC that certain Indemnity Agreement dated May 18, 1994 in favor of CMC (the "Indemnity Agreement");

      WHEREAS, Crothall and CMC are parties to that certain Loan and Security Agreement dated October 1, 1991, pursuant to which Crothall currently owes CMC approximately $2.5 million (the "Loan Agreement"); and

      WHEREAS, in connection with the Agreement, the Guarantor has agreed to guarantee all obligations, financial or otherwise, of Crothall to CMC or Morrison, however incurred or evidenced, whether absolute or contingent, direct or indirect, now existing or hereafter arising or due or to become due, including, but not limited to, Crothall's obligations under the Indemnity Agreement and the Loan Agreement (hereinafter, all of the foregoing obligations of Crothall being referred to as the "Obligations");

      NOW, THEREFORE, in consideration of the above premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor does hereby unconditionally guarantee to CMC and Morrison that Crothall will fully and promptly perform, pay and discharge all present and future obligations of Crothall to CMC or Morrison with respect to the Obligations and does further unconditionally guarantee to CMC and Morrison the prompt payment when due of any and all Obligations. The obligations of the undersigned with respect to the Obligations shall not be diminished by any right or power of any third party to assert any claim of defense as to the invalidity or unenforceability of any such Obligations, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder. The undersigned does further agree, without CMC or Morrison first having to proceed against Crothall or to liquidate any security therefor, to pay on demand (i) all sums due and to become due CMC or Morrison from Crothall with respect to the Obligations and (ii) all costs, attorneys' fees or expenses which may be suffered or incurred by CMC or Morrison by reason of a default by Crothall or the undersigned, in the payment or performance of the Obligations or in enforcing the obligations of the undersigned hereunder.

      The undersigned agrees that the liability assumed hereunder is primary, direct, unconditional and enforceable without prior resort to Crothall, and it shall not be affected by any forbearance, extension of the time of payment, settlement, composition, release, waiver or modification, express or implied, of any of the Obligations hereby guaranteed, made by or entered into by CMC or Morrison with Crothall or with the undersigned or with any other person, form or corporation, or by any release, substitution or alteration of, or failure to obtain or perfect interest in, any security therefor permitted by CMC or Morrison. It is fully understood by the undersigned that until each and every one of the covenants and agreements of this Guarantee is fully performed, the undersigned's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guarantee, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of CMC or Morrison or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by CMC or Morrison, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the undersigned, or by reason of any further dealing among Crothall and CMC or Morrison, and the undersigned hereby expressly waives and surrenders any defense to the performance of the undertakings of the undersigned based upon any of the foregoing acts, omissions, agreements or waivers of any of them; it being the purpose and the intent of the parties hereto that the covenants, agreements and all undertakings hereunder are absolute, unconditional and irrevocable under any and all circumstances.

      This Guarantee is intended to be, and it is a continuing Guarantee and shall continue in force until all principal, interest and other amounts due in respect of the Obligations have been paid in full and all obligations hereunder have been performed. This Guarantee shall continue in full force and effect and shall not be affected by the dissolution, termination, winding up or other discontinuation of Crothall or other disposition of all or substantially all of the assets of Crothall, the marshaling of assets and liabilities of Crothall, or the receivership, bankruptcy, insolvency, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting, Crothall or any of its assets. The liability of the undersigned shall be reinstated and revived, and the rights of CMC and Morrison shall continue, with respect to any amount at any time paid on account of the indebtedness guaranteed hereby, which shall thereafter be required to be restored or returned by CMC or Morrison upon the bankruptcy, insolvency or reorganization of Crothall or otherwise, all as though such amount had not been paid.

      The undersigned expressly waives notice of acceptance hereof and of presentment, demand, notice of intent to accelerate and of acceleration, protest as to the Obligations, and the undersigned waives all defenses, setoffs and counterclaims and waives notice of amendment or modification of the Obligations. Until the Obligations have been paid or performed in full, the undersigned expressly waives all rights of subrogation and all rights to enforce any remedy which CMC or Morrison now has or may hereafter have against Crothall, and waives any benefit of and any right to participate in any security now or hereafter held by CMC or Morrison. CMC or Morrison may, without notice to the undersigned, renew or extend any obligations of Crothall, may accept partial payments thereon or settle, release by operation of law or otherwise, compound, compromise, collect or otherwise liquidate any thereof, and/or security therefor, in any manner, consent to the release or transfer of such security and bid and purchase at any sale without affecting or impairing the obligation of the undersigned hereunder.

      The liability of the undersigned hereunder shall not be modified in any manner whatsoever by an extension that may be granted to Crothall by any court in any proceeding under the Bankruptcy Code set forth at 11 U.S.C. Section 101 et seq. or any amendments thereof and the undersigned expressly waives the benefit of any such extension.

      Payments of all sums of money and the performance of all the covenants and agreements hereunder shall be payable and due at CMC's office in Mobile, Alabama.

      No delay by CMC or Morrison in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by CMC or Morrison of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the CMC or Morrison permitted hereunder shall in any way impair or affect this Guarantee.

      It being the express intention of the parties hereto to conform strictly with the applicable usury laws, it is agreed that nothing contained herein shall be so construed as to require the payment of interest at a rate in excess of the maximum allowable by law, and in no event shall the undersigned be obligated to pay interest exceeding such maximum rate of interest permitted by law, and all such agreements, conditions, or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate, or compel the undersigned to pay a rate of interest exceeding the maximum rate of interest permitted by law shall be without binding force or effect at law or in equity to the extent only of the excess of interest over such maximum rate of interest permitted by law. It is the intention of this Guarantee, that the foregoing sentence shall be given precedence over any other agreement, condition, or stipulation herein contained which is in conflict with same.

      This Guarantee shall be binding upon the undersigned, and upon his successors and assigns, and shall inure to the benefit of the transferee, assignee, or the holder of the Obligations guaranteed herein.

      This Guarantee shall be governed by and construed in accordance with the laws of the State of Alabama. Wherever possible, each provision of this Guarantee shall be interpreted in such matter as to be effective and valid under applicable law, but if any provision of this Guarantee shall be held invalid or unenforceable by any court of competent jurisdiction, such provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Guarantee.

      The obligations of the undersigned pursuant to this Guarantee shall be operative and binding until the earlier to occur of (i) such time as the Obligations shall have been paid or performed in full, or (ii) the undersigned shall have satisfied all of its obligations under this Guarantee.
























      IN WITNESS WHEREOF, the undersigned has hereunto executed this Guarantee as of the date first above written.


                                        GUARANTOR:


                                        /s/ Joe B. Byrum
                                        Joe B. Byrum

Accepted this 3rd
day of June, 1994:


Custom Management Corporation


By: /s/ J. Russell Mothershed
Its: Senior Vice President Finance


Morrison Restaurants Inc.


By: /s/ J. Russell Mothershed
Its: Senior Vice President Finance
22680610


                         STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT (the "Agreement"), given as of this 3rd day of June, 1994, by JOE B. BYRUM ("Byrum") and GENE H. BYRUM, individual residents of the State of Alabama (collectively, the "Pledgors") in favor of MORRISON RESTAURANTS INC. ("Morrison") and CUSTOM MANAGEMENT CORPORATION ("CMC"),


                          W I T N E S S E T H :

      WHEREAS, Byrum has entered into a Stock Purchase Agreement of even date herewith to purchase Three Thousand Nine Hundred Seventeen (3,917) shares ("Crothall Stock") of Morrison Crothall Support Services, Inc. ("Crothall") from CMC in consideration of a promissory note of even date herewith in the principal amount of $400,000 (as the same may be amended, modified, renewed or extended from time to time, the "Stock Note"); and

      WHEREAS, CMC entered into that certain Loan and Security Agreement dated October 1, 1991 with Crothall, pursuant to which CMC agreed to extend a line of credit (the "Loan") to Crothall, which lending obligations of CMC were guaranteed by Morrison; and

      WHEREAS, the Loan is or will be evidenced by certain promissory notes of Crothall in the aggregate principal amount of approximately $2.5 Million in favor of Morrison (as the same may be amended, modified, renewed, or extended from time to time, the "Notes"); and

      WHEREAS, as a condition to the sale of the Crothall Stock, Byrum guaranteed the Loan, the Notes and all other obligations of Crothall to Morrison pursuant to a Guarantee of even date herewith ("Guarantee") and, in addition, entered into a certain Indemnity Agreement with, among others, Morrison and Crothall dated May 18, 1994 with respect to certain bonds of Crothall ("Indemnity Agreement"); and

      WHEREAS, Pledgors are owners of certain shares of capital stock of Morrison described in Exhibit A attached hereto and incorporated herein by this reference ("Morrison Stock"); and

      WHEREAS, as the spouse of Byrum, Gene H. Byrum has a beneficial interest in the transactions described above and is willing to act as an accommodation party by pledging her Morrison Stock hereunder; and

      WHEREAS, to secure the due and punctual payment and performance of, among other things, all obligations and covenants of Byrum under the Stock Purchase Agreement, the Stock Note, the Guarantee and the Indemnity Agreement, and the other documents now or hereafter executed and delivered in connection with the foregoing (collectively the "Obligation Documents"), together with all obligations of Pledgors to Pledgees under any note, any loan agreement, all contracts of suretyship, guaranty or accommodation, and all other obligations of Pledgors to Pledgees, however and wherever created, arising, or evidenced, whether direct or indirect, absolute, contingent, or otherwise, now or hereafter existing or due or to become due (collectively, the "Obligations"), Pledgors have agreed to pledge and assign to Pledgees all of Pledgors' right, title, and interest in and to the Crothall Stock and Morrison Stock, together with the other collateral hereinafter described (collectively, the "Stock");

      NOW, THEREFORE, in consideration of the premises, the direct benefits to be realized by Pledgors from the Stock Purchase Agreement, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgors hereby covenant and agree with Pledgees as follows:

      1. Security Interest. Pledgors hereby grant, convey, and pledge to Pledgees a security interest in and security title to all of their right, title, and interest in and to the Stock (subject, however, in the case of the Crothall Stock, to the terms and conditions of that certain Stockholders Restrictive Transfer Agreement dated October 1, 1991, between CMC, Crothall and the Stockholders of Crothall), and have delivered to and deposited with Pledgees herewith, all stock certificates for Stock presently held by Pledgors, together with stock powers endorsed in blank by Pledgors, as security for (a) payment and performance of all Obligations, and (b) all obligations of Pledgors to Pledgees hereunder. Pledgors have on this date delivered the Stock to and deposited the Stock with Pledgees, together with stock powers endorsed in blank. Pledgors agree that at any time and from time to time, at the expense of Pledgors, Pledgors will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that Pledgees may reasonably request, in order to perfect and protect the security interest granted hereby or to enable Pledgees to exercise and enforce their rights and remedies hereunder with respect to all or any portion of the Stock.

      2.    Warranties; Covenants.

      (a) Pledgors hereby jointly and severally warrant and represent to Pledgees (i) that except for the security interest created hereby, Pledgors own the shares of the Stock free and clear of all liens, charges, and encumbrances, (ii) that the Stock is duly issued, fully paid, and non-assessable, (iii) that Pledgors have the unencumbered and unrestricted right to pledge the Stock, and (iv) that no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained was or is necessary to the validity of this pledge.

      (b) Until the termination of this Agreement pursuant to Section 9 hereof, Pledgors jointly and severally covenant that Pledgors will not (i) sell, convey or otherwise dispose of any of the Stock or any interest therein, or (b) incur or permit to be incurred any pledge, lien, charge, or encumbrance or any security interest whatsoever in or with respect to any of the Stock or the proceeds thereof, other than the security interest created hereby and such security interests as to which Pledgees have given their prior consent in writing.

      (c) Until the termination of this Agreement pursuant to Section 9 hereof, Pledgors jointly and severally covenant that Pledgors will (i) warrant and defend at their own expense Pledgees' right, title and special property and security interest in and to the Stock against the claims of any person or entity; and (ii) promptly give notice to Pledgees of any notices received by Pledgors with respect to the Stock.

      3.    Additional Shares.  In the event that, during the term of this
Agreement:

            (a) (i) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of either Morrison or Crothall (hereinafter referred to as an "Issuer") all new, substituted, and additional shares, or other securities, issued by reason of any such change with respect to the Stock and received by Pledgors or to which Pledgors shall be entitled or (ii) any new additional shares or other securities issued by either Issuer and received by Pledgors from the exercise of any options for the same, shall be immediately delivered to Pledgees, together with stock powers endorsed in blank by Pledgors, and shall constitute Stock to be held by Pledgees under the terms of this Agreement; and

            (b) subscriptions, warrants, or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights, or options by Pledgors shall be immediately delivered to Pledgees and shall constitute Stock to be held by Pledgees under the terms of this Agreement.

      4. Default. Upon and after the occurrence of a default by Pledgors with respect to payment or performance of the Obligations, or a default by Pledgors under the terms of this Agreement (any of such occurrences being hereinafter referred to as a "Default"):

            (a) Pledgors shall, upon the written request of Pledgees, at Pledgors' election, either (i) exercise any and all options then exercisable and then held by Pledgors with respect to the capital stock of Morrison ("Options") and deliver such stock to Pledgees in accordance with Section 3 above; or (ii) arrange for the "cashless" exercise of Options and direct that all pre-tax proceeds from the exercise ("Proceeds") be remitted to Pledgees immediately; provided, however, that Pledgor shall only be obligated in either case to exercise such number of Options, the proceeds of which are sufficient to satisfy any default then outstanding; and, provided further, that any taxes payable with respect to the exercise of the Options shall be paid by Pledgor and shall not be satisfied from the Proceeds; and

            (b) Pledgees may sell or otherwise dispose of the Stock or any portion of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after five (5) days notice to Pledgors. Pledgees may, in the name of all or any one of them, or in the name of a designee or nominee, buy at any public sale of the Stock and, if permitted by law, buy at any private sale thereof. The proceeds of the public or private sale or other disposition shall be applied to the costs incurred in connection with the sale, expressly including, without limitation, any costs under
      Section 6(a) hereof, and to the other Obligations, in such order as Pledgees may determine, and any remaining proceeds shall be paid over to Pledgors or others as by law provided. In the event the proceeds of the sale or other disposition of the Stock are insufficient to pay such expenses, interest, principal of the Obligations, and damages, Pledgors shall remain liable to Pledgees for any such deficiency. All costs and expenses, including reasonable attorneys' fees and expenses, incurred by Pledgees in obtaining performance of or in collecting any payments due under this Agreement shall be deemed part of the Obligations hereunder.

      5. Additional Rights of Secured Party. In addition to their rights and privileges under this Agreement, Pledgees shall have all the rights, powers, and privileges of secured parties under the Uniform Commercial Code of the State of Alabama and other applicable law. All rights of Pledgees shall be cumulative and not exclusive.

      6. Disposition of Stock by Pledgees. If the Stock or any portion thereof is not registered under the various United States federal or state securities acts, disposition thereof after Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Pledgors understand that upon such disposition, Pledgees may approach only a restricted number of potential purchasers and further understand that a sale under such circumstances may yield a lower price for the Stock than if the Stock was registered pursuant to federal and state securities legislation and sold on the open market. Pledgors, therefore, agree that:

            (a) if Pledgees shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, Pledgees shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies similar to the Stock (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of Pledgees' action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

            (b) that such reliance shall be conclusive evidence that Pledgees have handled such disposition in a commercially reasonable manner.

      7. Pledgors' Obligations Absolute. The obligations of Pledgors under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens or encumbrances available to Pledgees or any of their successors, assigns, or agents. Pledgors hereby waive any right to require that an action be brought against any other person or entity or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Pledgees in favor of any other person or entity prior to any exercise of rights or remedies hereunder.

      8.    Voting Rights.

            (a) After a Default and for so long as any of the Obligations remain unpaid, (i) Pledgees may, upon one (1) day's prior written notice to Pledgors of their intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, and all rights of Byrum under that certain Stockholders Voting Agreement among the stockholders of Crothall dated as of October 1, 1991, as amended the date hereof ("Voting Agreement") but under no circumstances are Pledgees obligated by the terms of this Agreement to exercise such rights, and
      (ii) Pledgors hereby appoint Morrison and its designees Pledgors' true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner Morrison, on behalf of Pledgees, deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders [and to exercise Byrum's rights under the Voting Agreement in any manner Morrison, on behalf of Pledgees, deems advisable]. The power of attorney granted hereby is coupled with an interest and shall be irrevocable for so long as any of the Obligations remain unpaid.

            (b) For so long as Pledgors shall have the right to vote the Stock, Pledgors covenant and agree that they will not, without the prior written consent of Morrison, vote or take any consensual action with respect to the Stock which would constitute a Default under or be inconsistent with the terms of this Agreement.

      9. Termination. Notwithstanding anything to the contrary contained herein, this Agreement, and the security interest hereunder granted to Pledgees in the Stock, shall terminate on the date on which all Obligations of Pledgors to Pledgees under the Obligation Documents and any other agreement have been fully satisfied. Thereafter, upon written demand from Pledgors, Pledgees, by their acceptance hereof, agree that they shall promptly release the Stock by delivery of the Stock to Pledgors, unless and except to the extent the Stock has been liquidated or otherwise disposed of pursuant to
Section 6 hereof.

      10. Security Agreement. This Agreement shall constitute a security agreement under the Uniform Commercial Code as in effect in the State of Alabama.

      11.   General.

            (a) Time is of the essence of this Agreement. No waiver by Pledgees of any power or right hereunder or of any Default by Pledgors hereunder shall be binding upon Pledgees unless in writing signed by Pledgees. No failure or delay by Pledgees to exercise any power or right hereunder or binding waiver of any Default hereunder shall operate as a waiver of any other or further exercise of such power or any other Default. This Agreement, together all documents referred to herein, constitute the entire agreement between Pledgors and Pledgees and may not be modified except by a writing executed by Pledgees and delivered by Pledgees to Pledgors.

            (b) If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable shall be deemed separate, distinct, and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

            (c) All representations and warranties made and given herein by Pledgors shall survive the execution and delivery of this Agreement and shall remain in full force and effect until such time as this Agreement is terminated as provided in Section 10 hereof.

            (d) The rights and obligations of the parties hereunder shall inure to the benefit of and bind their respective heirs, executors, administrators, legal representatives, successors, and assigns.

            (e) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Alabama.

            (f) All notices and demands required or permitted hereunder or by law shall be in writing or by telegraph and shall be mailed or delivered to the party to whom notice is intended to be given at such address as is specified below, or such other address as shall be subsequently designated in writing by such party to the other party hereto for purposes of notice.

      If to Pledgees:

            Morrison Restaurants Inc.
            Custom Management Corporation
            4721 Morrison Drive
            Mobile, Alabama 36609
            (205) 344-3000
            Attn:  Pfilip G. Hunt, Esq.

      If to Pledgors:

            Joe B. Byrum and Gene H. Byrum
            4272 Bit & Spur Road #33
            Mobile, Alabama 36608

      Each such notice or demand shall be deemed effective upon personal delivery or upon the earlier of (i) receipt or (ii) three (3) days after deposit in the U.S. mail, first-class postage, prepaid, certified mail, and addressed as provided above.


            (g) All obligations and liabilities of Pledgors hereunder shall be joint and several.

            (h) The pronouns used in this Agreement shall be construed as masculine, feminine, or neuter as the occasion may require.

            (i) Captions are for reference only and in no way limit the terms of this Agreement.

            (j) All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

            (k) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Pledgors have executed this Agreement as of the day and year first above first above written.


                                  Pledgors:


                                  /s/ Joe B. Byrum                (SEAL)
                                  Joe B. Byrum


                                  /s/ Gene H. Byrum               (SEAL)
                                  Gene H. Byrum


Accepted and Agreed to:


      Morrison Restaurants Inc.


            By: /s/ J. Russell Mothershed
            Title: Senior Vice President Finance


      Custom Management Corporation


            By: /s/ J. Russell Mothershed
            Title: Senior Vice President Finance

20313083